

         MASTER SERVICER'S CERTIFICATE
      (Delivered pursuant to Section 4.9
  of the Master Sale and Servicing Agreement)


        HOUSEHOLD FINANCE CORPORATION,
                  Master Servicer
    HOUSEHOLD AUTO RECEIVABLES CORPORATION

    HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
 Class A, B-1, B-2 and C Notes, Series 1998-1



1.   This Certificate relates to the             August 17, 2000
Distribution Date occurring on

2.  Series 1998-1 Information

(a)  The amount of Collected Funds with respect   $21,485,601.28
to the Collection Period was equal to


(b)  The amount of Available Funds with respect   $21,485,601.28
to the Collection Period was equal to

(c)  The  Liquidated Receivables for the           $4,270,561.15
Collection Period was equal to

(d)  Net Liquidation Proceeds for the              $1,553,734.10
Collection Period was equal to
        (i) The annualized net default rate            8.067356%

(e)  The principal balance of Series 1998-1
Receivables at the beginning
        of the Collection Period was equal to    $412,995,914.13

(f)  The principal balance of Series 1998-1
Receivables on the last day
        of the Collection Period was equal to    $395,247,188.97

(g)  The aggregate outstanding  balance of the
Series 1998-1 Receivables which were one
        payment (1-29 days) delinquent as of
the close of business on the last day of the
        Collection Period with respect to such    $35,470,000.00
Distribution Date was equal to

(h)  The aggregate outstanding  balance of the
Series 1998-1 Receivables which were two
        payments (30-59 days) delinquent as of
the close of business on the last day of the
        Collection Period with respect to such     $9,768,000.00
Distribution Date was equal to




(i)  The aggregate outstanding  balance of the
Series 1998-1 Receivables which were three or
        more payments (60+ days) delinquent as
of the close of business on the last day of the
        Collection Period with respect to such     $5,024,000.00
Distribution Date was equal to

(j)  The Base Servicing Fee paid on the            $1,032,489.79
Distribution Date was equal to

(k)  The Principal Distributable Amount for the   $15,308,275.45
Distribution Date was equal to

(l)  The Principal Amount Available for the       $19,308,540.87
Distribution Date was equal to

(m)  The Aggregate Note Principal Balance was    $372,759,471.19
equal to

(n)  The Aggregate Optimal Note Balance was      $357,451,195.74
equal to

(o)  The Targeted Credit Enhancement Amount was   $54,346,488.48
equal to

(p)  The Targeted Reserve Account Balance was     $16,550,495.25
equal to

(q)  The Targeted Credit Enhancement Amount as
a percentage of the Pool
       Balance on the Distribution Date was           13.750000%
equal to

(r)  The Reserve Account Deposit Amount for the            $0.00
Distribution Date

(s)  The Maximum Reserve Account Deposit Amount    $1,496,359.77
for the Distribution Date

(t)  The Reserve Account Shortfall for the                 $0.00
Distribution Date

(u)  The amount on deposit in the Reserve         $16,550,495.25
Account after distributions was equal to

(v)  The amount on deposit in the Reserve
Account as a percentage of the Pool
       Balance on the Distribution Date was            4.187378%
equal to

(w)  The Targeted Overcollateralization Amount    $37,795,993.23
was equal to

(x)  The ending overcollateralization was equal   $37,795,993.23
to

(y)  The ending overcollateralization as a
percentage of the Pool Balance on the
      Distribution Date was equal to                   9.562622%

(z)  The notional amount of the Interest Rate    $195,855,849.27
Cap was equal to

(aa)  Payments received under the Interest Rate       $63,455.94
Cap were equal to

(ab)  Libor Rate used in determining payments
received under the Interest Rate Cap was
        equal to                                       6.626250%

(ac)  The Weighed Average Coupon (WAC) was            19.517338%
equal to

(ad)  The Weighed Average Remaining Maturity                  36
(WAM) was equal to




3.  Noteholder Information
(a) Class A-1
A.   Information Regarding Distributions
B.  Calculation of Class A-1 Interest                  0.000000%
   1.   Class A-1 related Note Rate                    5.330000%
   2.   Class A-1 principal balance - beginning            $0.00
of period
   3.   Accrual convention                            Actual/360
   4.   Days in Interest Period                               31

   5.   Class A-1 interest due                             $0.00
   6.   Class A-1 interest paid                            $0.00
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-1
   8.   Class A-1 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-1 principal balance
   1.  Class A-1 principal balance - beginning             $0.00
of period
   2.  Class A-1 principal - amount due                    $0.00
   3.  Class A-1 principal - amount paid                   $0.00
   4.  Class A-1 principal balance - end of                $0.00
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-1
   6.  Class A-1 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-1 Notes as a percentage of the          0.000000%
Pool Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of         59.687378%
the Pool Balance on the Distribution Date

(b) Class A-2
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                      $0.00
   2.   Principal distribution per $1,000                  $0.00
   3.   Interest distribution per $1,000                   $0.00

B.  Calculation of Class A-2 Interest
   1.    Class A-2 related Note Rate                  5.5140000%
   2.   Class A-2 principal balance - beginning            $0.00
of period
   3.   Accrual convention                            Actual/360
   4.   Days in Interest Period                               31

   5.   Class A-2 interest due                             $0.00
   6.   Class A-2 interest paid                            $0.00
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-2
   8.   Class A-2 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-2 principal balance
   1.  Class A-2 principal balance - beginning             $0.00
of period
   2.  Class A-2 principal - amount due                    $0.00
   3.  Class A-2 principal - amount paid                   $0.00
   4.  Class A-2 principal balance - end of                $0.00
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-2
   6.  Class A-2 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-2 Notes as a percentage of the          0.000000%
Pool Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of         59.687378%
the Pool Balance on the Distribution Date



(c) Class A-3
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                     $58.79
   2.   Principal distribution per $1,000                 $53.89
   3.   Interest distribution per $1,000                   $4.90

B.  Calculation of Class A-3 Interest
   1.    Calculation of Class A-3 Note Rate
          (a)  Libor                                   6.626250%
          (b)  Spread                                  0.450000%
          (c)  Class A-3 related Note Rate             7.076250%

   2.    Class A-3 principal balance -           $115,023,849.27
beginning of period
   3.    Accrual convention                           Actual/360
   4.    Days in Interest Period                              31

   5.   Class A-3 interest due                       $700,890.64
   6.   Class A-3 interest paid                      $700,890.64
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-3
   8.   Class A-3 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-3 principal balance
   1.  Class A-3 principal balance - beginning   $115,023,849.27
of period
   2.  Class A-3 principal - amount due            $7,705,745.60
   3.  Class A-3 principal - amount paid           $7,705,745.60
   4.  Class A-3 principal balance - end of      $107,318,103.67
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-3
   6.  Class A-3 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-3 Notes as a percentage of the         27.152148%
Pool Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of         59.687378%
the Pool Balance on the Distribution Date

(d) Class A-4
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                   $6.13649
   2.   Principal distribution per $1,000               $0.00000
   3.   Interest distribution per $1,000                $6.13649

B.  Calculation of Class A-4 Interest
   1.    Calculation of Class A-4 related Note
Rate
          (a)  Libor                                   6.626250%
          (b)  Spread                                  0.500000%
          (c)  Class A-4 related Note Rate             7.126250%

   2.    Class A-4 principal balance -            $80,832,000.00
beginning of period
   3.    Accrual convention                           Actual/360
   4.    Days in Interest Period                              31

   5.   Class A-4 interest due                       $496,025.01
   6.   Class A-4 interest paid                      $496,025.01
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-4
   8.   Class A-4 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-4 principal balance
   1.  Class A-4 principal balance - beginning    $80,832,000.00
of period
   2.  Class A-4 principal - amount due                    $0.00
   3.  Class A-4 principal - amount paid                   $0.00
   4.  Class A-4 principal balance - end of       $80,832,000.00
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-4
   6.  Class A-4 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-4 Notes as a percentage of the         20.450999%
Pool Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of         59.687378%
the Pool Balance on the Distribution Date


(e) Class A-5
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                  $23.79777
   2.   Principal distribution per $1,000              $21.44797
   3.   Interest distribution per $1,000                $2.34981

B.  Calculation of Class A-5 Interest
   1.    Class A-5 related Note Rate                   5.650000%
   2.   Class A-5 principal balance - beginning   $49,907,378.32
of period
   3.   Accrual convention                                30/360
   4.   Days in Interest Period                               31

   4.   Class A-5 interest due                       $234,980.57
   5.   Class A-5 interest paid                      $234,980.57
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-5
   8.   Class A-5 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-5 principal balance
   1.  Class A-5 principal balance - beginning    $49,907,378.32
of period
   2.  Class A-5 principal - amount due            $2,144,796.86
   3.  Class A-5 principal - amount paid           $2,144,796.86
   4.  Class A-5 principal balance - end of       $47,762,581.46
period
   5.  Class A-5 Principal Carryover Shortfall             $0.00
   6.  Class A-5 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-5 Notes as a percentage of the         12.084231%
Pool Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of         59.687378%
the Pool Balance on the Distribution Date

(f) Class B-1
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                  $24.06810
   2.   Principal distribution per $1,000              $21.44796
   3.   Interest distribution per $1,000                $2.62014

B.  Calculation of Class B-1 Interest
   1.    Class B-1 related Note Rate                   6.300000%
   2.   Class B-1 principal balance - beginning   $49,559,509.70
of period
   3.   Accrual convention                                30/360
   4.   Days in Interest Period                               31

   4.   Class B-1 interest due                       $260,187.43
   5.   Class B-1 interest paid                      $260,187.43
   6.   Class B-1 Interest Carryover Shortfall             $0.00
   7.   Class B-1 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class B-1 principal balance
   1.  Class B-1 principal balance - beginning    $49,559,509.70
of period
   2.  Class B-1 principal - amount due            $2,129,847.02
   3.  Class B-1 principal - amount paid           $2,129,847.02
   4.  Class B-1 principal balance - end of       $47,429,662.68
period
   5.  Class B-1 Principal Carryover Shortfall             $0.00
   6.  Class B-1 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class B-1 Notes as a percentage of the         12.000000%
Pool Balance on the Distribution Date
   8.  Class A and B-1 Notes as a percentage of       71.687378%
the Pool Balance on the Distribution Date



(g) Class B-2
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                  $24.10965
   2.   Principal distribution per $1,000              $21.44793
   3.   Interest distribution per $1,000                $2.66172

B.  Calculation of Class B-2 Interest
   1.    Class B-2 related Note Rate                   6.400000%
   2.   Class B-2 principal balance - beginning   $47,081,534.21
of period
   3.   Accrual convention                                30/360
   4.   Days in Interest Period                               31

   4.   Class B-2 interest due                       $251,101.52
   5.   Class B-2 interest paid                      $251,101.52
   6.   Class B-2 Interest Carryover Shortfall             $0.00
   7.   Class B-2 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class B-2 principal balance
   1.  Class B-2 principal balance - beginning    $47,081,534.21
of period
   2.  Class B-2 principal - amount due            $2,023,354.67
   3.  Class B-2 principal - amount paid           $2,023,354.67
   4.  Class B-2 principal balance - end of       $45,058,179.54
period
   5.  Class B-2 Principal Carryover Shortfall             $0.00
   6.  Class B-2 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class B-2 Notes as a percentage of the         11.400000%
Pool Balance on the Distribution Date
   8.  Class A and B Notes as a percentage of         83.087378%
the Pool Balance on the Distribution Date

(h) Class C
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                  $24.15131
   2.   Principal distribution per $1,000              $21.44799
   3.   Interest distribution per $1,000                $2.70332

B.  Calculation of Class C Interest
   1.    Class C related Note Rate                     6.500000%
   2.   Class C principal balance - beginning     $30,355,199.69
of period
   3.   Accrual convention                                30/360
   4.   Days in Interest Period                               31

   4.   Class C interest due                         $164,424.00
   5.   Class C interest paid                        $164,424.00
   6.   Class C Interest Carryover Shortfall               $0.00
   7.   Class C unpaid interest with respect to            $0.00
the Distribution Date

C.  Calculation of Class C principal balance
   1.  Class C principal balance - beginning of   $30,355,199.69
period
   2.  Class C principal - amount due              $1,304,531.30
   3.  Class C principal - amount paid             $1,304,531.30
   4.  Class C principal balance - end of         $29,050,668.39
period
   5.  Class C Principal Carryover Shortfall               $0.00
   6.  Class C unpaid principal with respect to            $0.00
the Distribution Date
   7.  Class C Notes as a percentage of the            7.350000%
Pool Balance on the Distribution Date
   8.  Class A, B and C Notes as a percentage         90.437378%
of the Pool Balance on the Distribution Date

